Summary Prospectus

Royce Special Equity Fund | May 1, 2021

RYSEX Investment Class Symbol | RSEFX Service Class Symbol | RSEIX Institutional Class Symbol

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on https://www.royceinvest.com/funds/30e-3, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 1-800-841-1180.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with a Fund, you can call 1-800-841-1180. Your election to receive reports in paper will apply to all funds held with The Royce Funds or your financial intermediary.

royceinvest.com

Summary Prospectus | May 1, 2021

Royce Special Equity Fund

RYSEX Investment Class Symbol | RSEFX Service Class Symbol | RSEIX Institutional Class Symbol

Investment Goal

Royce Special Equity Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	1.00%	1.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.23%	0.35%	0.15%
Total annual Fund operating expenses	1.23%	1.60%	1.15%
Fee waivers and/or expense reimbursements	0.00%	-0.11%	0.00%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.23%	1.49%	1.15%

The Fund’s total annualized operating expense ratios are subject to change in response to changes in the Fund’s average net assets or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annualized operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2022.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Service Class in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
1 Year	$125	$152	$117
3 Years	$390	$494	$365
5 Years	$676	$860	$633
10 Years	$1,489	$1,891	$1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Royce Special Equity Fund

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. The portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which attempts to combine classic value analysis, the identification of good businesses, and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff.

Normally, the Fund invests at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by small-cap companies at the time of investment. Although the Fund normally focuses on securities of U.S. companies, it may invest up to 10% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Special Equity Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time due to overall market, financial, and economic conditions and trends, governmental or central bank actions or interventions, changes in investor sentiment, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by the Fund. This pandemic could adversely affect global economies and markets and individual companies in ways that cannot necessarily be foreseen. As a result, the value of an investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of December 31, 2020 the Fund invested a significant portion of its assets in a limited number of securities. The Fund’s investment in a limited number of issuers and its potential industry and sector overweights may involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.

The Fund’s intensive value approach may not be successful and could result in portfolio losses. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 Value Index, the Fund’s benchmark index, and the Russell 2000 Index. The Classes have substantially similar returns because they invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns for that Class would have been lower.

Calendar Year Total Returns

Investment Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 19.38% (quarter ended 6/30/20) and the lowest return for a calendar quarter was -24.62% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns differ by Class and would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information

2  |  The Royce Fund Summary Prospectus 2021

Royce Special Equity Fund

does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.royceinvest.com or by calling Investor Services at (800) 221-4268.

Annualized Total Returns As of 12/31/20 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	7.43	9.24	7.49
Return After Taxes on Distributions	6.51	7.12	5.50
Return After Taxes on Distributions and Sale of Fund Shares	5.05	7.13	5.79
Service Class Return Before Taxes	7.29	9.01	7.25
Institutional Class¹ Return Before Taxes	7.46	9.30	7.58
Russell 2000 Value Index (Reflects no deductions for fees, expenses, or taxes)	4.63	9.65	8.66
Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	19.96	13.26	11.20
¹	Certain immaterial adjustments were made to the net assets of the Fund at 12/31/20 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Charles R. Dreifus is the Fund’s portfolio manager. He is assisted by Portfolio Manager Steven G. McBoyle. Mr. Dreifus has been portfolio manager since the Fund’s inception. Mr. McBoyle became assistant portfolio manager in 2014.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

The minimum initial investment for Institutional Class shares is $1,000,000.

You may sell shares in your account at any time and make requests online, by telephone, and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2021  |  3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available (without charge) online at www.royceinvest.com/literature and upon request by calling (800) 421-4268.

Statement of Additional Information (“SAI”)

The SAI provides more details about The Royce Fund and its policies. A current SAI is available at www.royceinvest.com/literature and upon request by calling (800) 421-4268. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus (is legally considered part of this prospectus).

To obtain more information:

By Mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By Telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.royceinvest.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.royceinvest.com	RSE-ISI-0521